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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K


                            AMENDMENT TO APPLICATION
                                    OR REPORT


                  Filed Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report August 20, 2003

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                      DIVERSIFIED SECURITY SOLUTIONS, INC.
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               (Exact name of registrant as specified in charter)

             Delaware                005-62411          22-3690168
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       (State or other juris-       (Commission       (IRS Employer
      diction of Incorporation)     File number)      Identification
                                        No.)
               280 Midland Avenue, Saddle Brook, New Jersey 07668
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               (Address of principal executive offices) (Zip Code)

                                 (201) 794-6500
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               Registrant's telephone number, including area code

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 12 "Results of Operations and Financial Condition."

On August 14, 2003, the Company issued a press release announcing its financial results for the three and six months ended June 30, 2003. The full text of the press release is set forth in Exhibit 99.1 to this report.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DIVERSIFIED SECURITY SOLUTIONS, INC.


Dated: August 20, 2003                   By:     /s/ James E. Henry
                                            ------------------------------------
                                                     James E. Henry
                                            Chairman and Chief Executive Officer




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                                INDEX TO EXHIBITS

Exhibit
Number       Description

99.1         Press Release dated August 14, 2003 issued by
             Diversified Security Solutions, Inc.